UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2010

_______________________________________________________________________

(Exact name of Registrant as specified in its charter)
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Commission File Number 272199 100

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21
Algona, IA  50511
(Address of Principal Executive Offices)

(515) 395-8888
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 7, 2010, East Fork Biodiesel, LLC’s real estate and plant, together with all personal property subject to Farm Credit Services of America, FLCA’s security agreement, were purchased by the assignee of Farm Credit’s judgment, CoBank Farm Credit Holdings, LLC, at a Sheriff’s Sale.  CoBank bid $12,000,000 and there were no other bidders.

On April 29, 2010, Summary Judgment and Decree of Foreclosure was entered against East Fork by the Iowa District Court for Kossuth County, Iowa.  At the time of the Sheriff’s Sale, CoBank’s judgment was in excess of $26,000,000.

East Fork has no right of redemption.  From and after the receipt of the sheriff's certificate deed through December 31, 2010, East Fork will have a limited right of first refusal to repurchase these assets from CoBank.  If CoBank proposes to sell these assets in a transaction other than a public auction through December 31, 2010, CoBank will first offer East Fork the right to repurchase these assets on the same terms and at the same price that CoBank proposes to sell them.  East Fork does not anticipate obtaining sufficient funds to exercise these limited rights of first refusal to reacquire the assets purchased by CoBank.

On September 8, 2010, in exchange for East Fork’s waiver of redemption rights, CoBank paid $100,000 to East Fork, which will be used to proceed with winding up of East Fork’s affairs and liquidating its assets and distributing its assets under the Iowa Limited Liability Company Act (LLC Act).  East Fork’s expects that there will not be any monies or assets available to distribute to its members as part of the winding up of its affairs under the LLC Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: September 13, 2010	By:
Terrence A. Kilburg
Receiver

FORWARD-LOOKING STATEMENTS - This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by East Fork regarding its judicial dissolution process under Iowa Code Section 490A, Subchapter XIII of the Iowa Limited Liability Company Act (LLC Act) and foreclosure proceedings, as well as other statements of East Fork’s receiver’s expectations, anticipations, beliefs, plans, intentions, targets, estimates or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by East Fork’s receiver in light of his experience and his perception of historical trends, current conditions, expected future developments and other factors he believes to be appropriate. Any forward-looking statements are not guarantees of East Fork’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. Except as required by law, East Fork undertakes no obligation to update any forward-looking statements.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following:

•	East Fork’s ability to collect its remaining assets;
•	East Fork’s ability to fund the winding up of its affairs, liquidating its assets and distributing its assets under the LLC Act;
•	East Fork’s receiver’s expectation that there will not be any monies or assets available to distribute to East Fork’s members as part of the winding up of its affairs under the LLC Act; and
•	East Fork’s ability to obtain court approval of motions with respect to its application for dissolution prosecuted by East Fork from time to time and obtain a Decree of Dissolution and file Articles of Dissolution with the Secretary of State of the State of Iowa under the LLC Act.

No assurance can be given as to the amounts, if any, that ultimately will be distributed with respect to East Fork’s liabilities to creditors. Accordingly, East Fork’s receiver urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities.